Postretirement Plans	12 Months Ended
Sep. 30, 2012
Postemployment Benefits [Abstract]
Postretirement Plans
(11) POSTRETIREMENT PLANS

The Company sponsors unfunded postretirement benefit plans (primarily health care) for U.S. retirees and their dependents. The components of net postretirement benefits expense for the years ended September 30 follow:

	2010	2011	2012
Service cost	$5	3	2
Interest cost	24	17	16
Net amortization	1	(7)	(11)
Net postretirement expense	$30	13	7

Reconciliations of the actuarial present value of accumulated postretirement benefit obligations follow:

	2011	2012
Benefit obligation, beginning	$417	392
Service cost	3	2
Interest cost	17	16
Actuarial (gain) loss	(25)	(10)
Benefits paid	(20)	(17)
Plan amendments	—	(16)
Benefit obligation, ending (recognized in balance sheet)	$392	367

As of September 30, 2012 there were $99 of deferred actuarial gains in accumulated other comprehensive income, of which approximately $12 will be amortized into earnings in 2013. The assumed discount rates used in measuring the benefit obligations as of September 30, 2012, 2011 and 2010, were 3.25 percent, 4.25 percent and 4.25 percent, respectively. The assumed health care cost trend rate for 2013 is 7.5 percent, declining to 5.0 percent in 2018, and for 2012 was 8.0 percent, declining to 5.0 percent in 2018. A one-percentage-point increase or decrease in the assumed health care cost trend rate for each year would increase or decrease 2012 postretirement expense less than 10 percent and the benefit obligation as of September 30, 2012 less than 5 percent. The Company estimates that future health care benefit payments will be $33 in 2013, $33 in 2014, $32 in 2015, $31 in 2016, $31 in 2017 and $138 in total over the five years 2018 through 2022.